PORTIONS HEREIN IDENTIFIED BY [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO THE
SUPPLY AND MANUFACTURING SERVICES AGREEMENT
This amendment (“Amendment”) to the Supply and Manufacturing Services Agreement (“Agreement”) entered into on March 31, 2023 between Amicus Therapeutics, Inc. having a place of business at 47 Hulfish Street, Princeton, New Jersey 08542 (“AMICUS”) and WuXi Biologics (Hong Kong) Limited having a place of business at Flat/RM826, 8/F Ocean Centre Harbour City, 5 Canton Road TST, Hong Kong, WuXi Biologics Ireland Limited having a place of business at Mullagharlin, Dundalk, Co Louth A91 X56F, Ireland and WuXi Biologics Germany GmbH having a place of business at Chempark Leverkusen, Building D 201, Tor 133, 51368 Leverkusen Germany (collectively “WUXI BIOLOGICS”) is effective as June 30, 2024.

In consideration of the promises, mutual agreements and covenants contained herein, the Parties hereby agree to amend the Agreement as follows:

At the end of Section 2.15, insert the following sentence:
“In case of API which is to be further manufactured into Product by WUXI BIOLOGICS, Delivery shall constitute the issuance of a Batch Certificate of API.”

Replace Section 3.7.4 with the following:
“3.7.4    After AMICUS has determined that the engineering Batches were satisfactorily completed (consent not to be unreasonably withheld), WUXI BIOLOGICS shall commence [***] PPQ Batches in MFG 6.2 as per Amicus request which shall be exclusively used for AMICUS and no other customers during [***] as specified in Appendix J, after which AMICUS will be bound to proceed with Sections 3.7.5- 3.7.16, [***].”

Replace Section 3.7.5 with the following:
“3.7.5    After AMICUS has determined that the PPQ Batches were successful (i.e., the process indicators and product quality are within the acceptance criteria as pre-defined in the PPQ protocol) (consent not to be unreasonably withheld), WUXI BIOLOGICS shall invoice AMICUS [***]. This portion of the Suite Reservation Fee shall satisfy the Service Fees for manufacturing the [***] PPQ Batches, [***].”

Replace Section 3.7.7 with the following:
“3.7.7    The Suite Reservation Fee of [***] for the Exclusive Use Period (which will commence in accordance with Appendix J) shall satisfy the Service Fees for manufacturing [***].”

Add new Section 3.7.17 as follows:
“3.7.17 The Parties intend to negotiate in good faith for the technical transfer of [***]. If said negotiation, the technical transfer, and subsequent development work are successful, the Parties agree to negotiate in good faith the transition of utilizing the capacity reserved under this Agreement and in particular [***].”

In Section 4.4, replace “[***]” with “[***]”

In Section 10.1, the Initial Term is extended by replacing “shall continue for five (5) years (“Initial Term”)” with “shall continue until December 31, 2031 (“Initial Term”)”.

Replace the last sentence in Section 11.6 Force Majeure with the following:
“Without limiting AMICUS’ right to terminate this Agreement pursuant to Section 10.3, if the performance by either Party of any of its obligations under this Agreement is prevented or delayed by a Force Majeure Event for a continuous period in excess of [***] Business Days, the Parties shall enter into bona fide discussions with a view to alleviating its effects, or to agreeing upon such alternative arrangements as may be fair and reasonable in the circumstances; provided however, that if a Force Majeure Event is reasonably likely to result in a Supply Failure or has resulted in a Supply Failure, WUXI BIOLOGICS will, to the extent not prohibited by applicable law, use best efforts to expeditiously provide [***].”

Replace Section 11.10 Assignability, with the following:
11.10 Change of Control and Assignment. A “Change of Control” shall mean any of the following events: (1) the acquisition of more than 50% of the voting power or ownership interest in WUXI BIOLOGICS by a Third Party (2) a merger, consolidation, or reorganization (excluding any internal reorganizations involving only WUXI BIOLOGICS and its Affiliates) involving WUXI BIOLOGICS, resulting in a transfer of control of WUXI BIOLOGICS or (3) the sale, assignment or disposition of all or substantially all of WUXI BIOLOGICS assets to a Third Party.

11.10.1 Change of Control in WUXI BIOLOGICS. If there is a Change of Control in one or more of the entities defined as WUXI BIOLOGICS or the parent company(ies) which own(s) said entities, then AMICUS may elect to:

(1) extend the term of the existing Binding Quarterly API Forecast up to [***] under Section 3.1.1 and extend the term of the Non-Binding Quarterly API Forecast up to [***] under Section 3.1.2;
(2) extend the Initial Term up to [***] from the expiration date of December 31, 2031 under Section 10.1; and/or
(3) require WUXI BIOLOGICS to provide [***].

11.10.2 Assignment by WUXI BIOLOGICS. Subject to Section 11.10.1, WUXI BIOLOGICS may not assign any of its rights or delegate or subcontract any of its duties and obligations under this Agreement to any Third Party except its own Affiliates without the prior written consent of AMICUS, at its discretion (not to be unreasonably withheld). Any such attempted assignment of rights or delegation or subcontracting of duties without such prior written consent of AMICUS shall be void and ineffective. If WUXI BIOLOGICS assigns any of its rights and delegates or subcontracts any of its duties and obligations under this Agreement to any of its Affiliates (such assignment, delegation or subcontracting to an Affiliate), such assignment shall not relieve WUXI BIOLOGICS of its responsibilities and liabilities hereunder and it shall remain liable to AMICUS for the conduct and performance of WUXI BIOLOGICS’ Affiliate.

11.10.3 Assignment by AMICUS. AMICUS may assign any of its rights or delegate or subcontract any of its duties and obligations under this Agreement to an Affiliate or Third Party upon advance written notice to WUXI BIOLOGICS (including but not limited to an AMICUS Affiliate submitting a Binding Forecast or Firm Order which will constitute sufficient notice); provided, however, that such assignment, delegation or subcontracting to a Third Party shall not relieve AMICUS of its responsibilities and liabilities hereunder except if a Third Party acquires all or substantially all of AMICUS’ assets related to API or Product.

Appendix J. [***] shall be replaced with the following:

Appendix J. [***]

[***]

Except as amended by this Amendment, the Agreement shall continue in full force and effect pursuant to its terms. In the event of a conflict between a term or condition of the Agreement and the term or condition of this Amendment, this Amendment shall govern.
This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and execution shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Party. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
IN WITNESS WHEREOF, the Parties hereto have executed this Amendment by their respective officers thereunto duly authorized.

For and behalf of Amicus Therapeutics, Inc. /s/ Bradley Campbell . Signature Name Bradley Campbell Position CEO Date July 31, 2024
For and behalf of WuXi Biologics (Hong Kong) Limited

/s/ Chris Chen .
Signature
Name     Chris Chen
Position Authorized Signor
Date July 30, 2024

For and behalf of WuXi Biologics Ireland Limited

/s/ Chris Chen .
Signature
Name     Chris Chen
Position Authorized Signor
Date July 30, 2024

For and behalf of WuXi Biologics Germany GmbH

/s/ Chris Chen .
Signature
Name     Chris Chen
Position Authorized Signor
Date July 30, 2024

    4